UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 26, 2008

Semtech Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road Camarillo, California	93012-8790
(Address of Principal Executive Offices)	(Zip Code)

805-498-2111

(Registrant’s Telephone Number, Including Area Code)

_________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Semtech Corporation Chief Executive Officer Bonus Plan. At a meeting on June 26, 2008, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Semtech Corporation (the “Company”) approved a new non-equity incentive compensation plan for its Chief Executive Officer (“CEO”) entitled the Semtech Corporation Chief Executive Bonus Plan (the “Plan”). The Plan is effective for the Company’s fiscal year 2009 (which began on January 27, 2008). The Plan provides the CEO an opportunity to earn an annual bonus based on organizational and individual performance factors as follows:

1.	40% based on operating income achievement, as measured by the Company’s year-over-year improvement in operating income (the “Operating Income Performance Factor”);

2.	25% based on revenue achievement, as measured by the Company’s year-over-year improvement in net revenue (the “Revenue Performance Factor”);

3.	20% based on the Company’s achievements in revenue growth and earnings per share growth relative to a peer group of companies (the “Performance Relative to Peers Factor”); and

4.	15% based on the CEO’s individual performance in such areas as the Committee may determine to be appropriate, which may include, without limitation, leadership and contribution to the Company (the “Individual Performance Factor”).

The Plan document is attached hereto as Exhibit 10.1 and incorporated herein by reference. An Appendix for fiscal year 2009, which is attached hereto as Exhibit 10.2 and incorporated herein by reference, (a) correlates operating income improvements in fiscal year 2009 to the percent to be used in calculating the Operating Income Performance Factor, (b) identifies the CEO’s target bonus for fiscal year 2009, (c) identifies the peer group of companies for fiscal year 2009 to be used in evaluating the Performance Relative to Peers Factor, and (d) correlates the revenue and earnings per share growth for fiscal year 2009 relative to the peer group of companies to the percent to be used in calculating the Performance Relative to Peers Factor.

Prior to approval of the Plan, the CEO was eligible to participate in a non-equity incentive compensation plan for executive officers entitled the Semtech Corporation Bonus Plan. With the implementation of the Plan, the CEO is no longer eligible to participate in the Semtech Corporation Bonus Plan. The following table compares some of the key features of the Plan to the Semtech Corporation Bonus Plan:

Plan Feature	Semtech Corporation Bonus Plan	Chief Executive Officer Bonus Plan

CEO’s Target Bonus (FY09)	125% of Base Salary	125% of Base Salary
Maximum Bonus	312.5% of Base Salary	200% of Base Salary

% of Bonus Based on Organizational Performance Factors	60%	85%

% of Bonus Based on Individual Performance Factors	40%	15%

Organizational Performance Factors Used in Bonus Calculation	• Operating Income Improvement	• Operating Income Improvement • Revenue Performance Improvement • Performance (Revenue and EPS Growth) relative to Peers

Table correlating Operating Income Improvement year-over-year to % used to calculate performance factor	Table approved by Committee on February 28, 2008	Same Table as approved by the Committee on February 28, 2008 for Semtech Corporation Bonus Plan

Committee Discretion to Adjust Bonus	Plan reserves Committee discretion	Plan reserves Committee discretion

Stockholder Approval of Semtech Corporation 2008 Long-Term Equity Incentive Plan. As reported in the Company’s Form 10-K for the fiscal year ended January 27, 2008, on March 24, 2008 the Board adopted the Semtech Corporation 2008 Long-Term Equity Incentive Plan (the “2008 Plan”), subject to stockholder approval of the 2008 Plan. According to the results from the Company’s annual stockholders’ meeting held on June 26, 2008, the Company’s stockholders have approved the 2008 Plan. The following summary of the 2008 Plan is qualified in its entirety by reference to the text of the 2008 Plan, which is attached as Appendix D to the Company’s definitive proxy statement filed on May 13, 2008.

The Board or one or more committees appointed by the Board will administer the 2008 Plan. The Board has delegated general administrative authority for the 2008 Plan to the Committee. The administrator of the 2008 Plan has broad authority under the 2008 Plan to, among other things, select participants and determine the type(s) of award(s) that they are to receive, and determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award.

Persons eligible to receive awards under the 2008 Plan include directors of the Company, officers or employees of the Company or any of its subsidiaries, and certain consultants and advisors to the Company or any of its subsidiaries. The types of awards that may be granted under the 2008 Plan include stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in Common Stock or units of Common Stock, as well as certain cash bonus awards.

The maximum number of shares of the Company’s common stock (the “Common Stock”) that may be issued or transferred pursuant to awards under the 2008 Plan equals the sum of: (1) 5 million shares, plus (2) approximately 6.8 million shares, which are the number of shares available for additional award grant purposes under the Semtech Corporation Long-Term Stock Incentive Plan (the “1998 Plan”) and the Semtech Corporation Non-Director and Non-Executive Officer Long-Term Stock Incentive Plan (the “1999 Plan” and together with the 1998 Plan, the “Prior Plans”) as of June 26, 2008 and determined immediately prior to the termination of the authority to grant new awards under the Prior Plans as of June 26, 2008 (or, if the Prior Plan terminated prior to that date, the date of termination of the applicable Prior Plan), plus (3) the number of any shares subject to stock options granted under the Prior Plans and outstanding as of June 26, 2008 which expire, or for any reason are cancelled or terminated, after that date without being exercised, plus (4) the number of any shares subject to restricted stock and restricted stock unit awards granted under the Prior Plans that are outstanding and unvested as of June 26, 2008, which are forfeited, terminated, cancelled, or otherwise reacquired by the Company after that date without having become vested. As of June 26, 2008, approximately 10.4 million shares were subject to awards then outstanding under the Prior Plans.

Shares issued in respect of any “full-value award” granted under the 2008 Plan will be counted against the 2008 Plan’s share limit as 2.31 shares for every one share actually issued in connection with the award. For this purpose, a “full-value award” means any award granted under the 2008 Plan other than a stock option or stock appreciation right. For example, if the Company granted a stock bonus of 100 shares under the 2008 Plan, 231 shares would be charged against the share limit with respect to that award.

As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2008 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

Compensation Committee Approval of Forms of Equity Award Certificates. At the Committee’s June 26, 2008 meeting, the Committee approved the following forms of equity award certificates to be used for grants under the 2008 Plan:

1.	Non-Employee Director Option Award Certificate. The approved Form of Non-Employee Director Option Award Certificate is attached hereto as Exhibit 10.3 and incorporated herein by reference.

2.	Non-Employee Director Stock Unit Award Certificate. The approved Form of Non-Employee Director Stock Unit Award Certificate is attached hereto as Exhibit 10.4 and incorporated herein by reference.

3.	Restricted Stock Award Certificate. The approved Form of Restricted Stock Award Certificate for restricted stock awards to Company employees is attached hereto as Exhibit 10.5 and incorporated herein by reference.

4.	Option Award Certificate. The approved Form of Restricted Option Award Certificate for stock option grants to Company employees is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Item 8.01.	Other Events

On June 26, 2008, the Board approved the Semtech Corporation Director Stock Ownership Guidelines document for non-employee Directors attached to this report as Exhibit 10.7 and incorporated herein by reference.

On June 30, 2008, the Board amended its Policy Regarding Director Compensation to designate the 2008 Plan as a successor plan for purposes of the policy. The revised policy is attached hereto as Exhibit 10.8 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Semtech Corporation Chief Executive Officer Bonus Plan

Exhibit 10.2	Fiscal Year 2009 Appendix to Semtech Corporation Chief Executive Officer Bonus Plan

Exhibit 10.3	Form of Non-Employee Director Option Award Certificate

Exhibit 10.4	Form of Non-Employee Director Stock Unit Award Certificate

Exhibit 10.5	Form of Employee Restricted Stock Award Certificate

Exhibit 10.6	Form of Employee Option Award Certificate

Exhibit 10.7	Semtech Corporation Director Stock Ownership Guidelines

Exhibit 10.8	Policy Regarding Director Compensation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2008	SEMTECH CORPORATION

	By:	/s/ Mohan Maheswaran
Mohan Maheswaran
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Document

Exhibit 10.1	Semtech Corporation Chief Executive Officer Bonus Plan

Exhibit 10.2	Fiscal Year 2009 Appendix to Semtech Corporation Chief Executive Officer Bonus Plan

Exhibit 10.3	Form of Non-Employee Director Option Award Certificate

Exhibit 10.4	Form of Non-Employee Director Stock Unit Award Certificate

Exhibit 10.5	Form of Employee Restricted Stock Award Certificate

Exhibit 10.6	Form of Employee Option Award Certificate

Exhibit 10.7	Semtech Corporation Director Stock Ownership Guidelines

Exhibit 10.8	Policy Regarding Director Compensation

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